EXHIBIT 32.1

          CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                 "CORPORATE RESPONSIBILITY FOR FINANCIAL REPORTS"

I, J. Joseph King, Vice Chairman and Chief Executive Officer of Molex Incorporated, certify that:

1. The annual report on Form 10-K for the year ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in this annual report fairly presents, in all material respects, the financial condition of the Company.


Date:  September 10, 2004                     /S/ J. JOSEPH KING

                        			  J. Joseph King
                                     Vice Chairman and Chief Executive Officer



                                                               EXHIBIT 32.2

          CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                 "CORPORATE RESPONSIBILITY FOR FINANCIAL REPORTS"


I, Diane S. Bullock, Corporate Vice President, Treasurer and Chief Financial Officer of Molex Incorporated, certify that:

1. The annual report on Form 10-K for the year ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in this annual report fairly presents, in all material respects, the financial condition of the Company.


Date:  September 10, 2004               /S/DIANE S. BULLOCK

                                           Diane S. Bullock

                                       Corporate Vice President,
                                          Treasurer and Chief
                                           Financial Officer